ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments

September 30, 2019 (Unaudited)

Investments		Shares/ Contracts	Value
EXCHANGE TRADED FUNDS – 91.3%

Debt Fund – 18.4%
First Trust Low Duration Opportunities ETF(a)		10,313	$536,173
Invesco Senior Loan ETF(a)		23,622	533,621
iShares Core U.S. Aggregate Bond ETF(a)		2,482	280,888
iShares Interest Rate Hedged High Yield Bond ETF(a)		6,008	529,878
iShares Short-Term Corporate Bond ETF(a)		15,287	820,453
Total Debt Fund			2,701,013

Equity Fund – 72.9%
Consumer Discretionary Select Sector SPDR Fund		4,436	535,425
Consumer Staples Select Sector SPDR Fund		9,004	553,026
Health Care Select Sector SPDR Fund		5,300	477,689
iShares MSCI EAFE ETF		21,146	1,378,931
iShares Russell 2000 ETF		2,769	419,060
SPDR S&P 500 ETF Trust		22,768	6,756,859
Technology Select Sector SPDR Fund		7,028	565,965
Total Equity Fund			10,686,955
Total Exchange Traded Funds
(Cost $11,158,671)			13,387,968

MONEY MARKET FUND – 8.8%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 1.87%(b) (Cost $1,293,687)		1,293,687	1,293,687

	Notional Amount
PURCHASED PUT OPTION – 0.2%
SPDR S&P 500 ETF Trust, Option expiring 03/20/20, Strike Price $240.00 (Cost $26,413)	2,952,000	123	28,474
Total Investments Before Written Options – 100.3%
(Cost $12,478,771)			14,710,129

WRITTEN CALL OPTIONS – (0.0)%**
iShares MSCI EAFE ETF, expiring 10/18/19, Strike Price $67.00	(710,200)	(106)	(848)
SPDR S&P 500 ETF Trust, expiring 10/18/19, Strike Price $308.00	(4,558,400)	(148)	(2,146)
Total Written Options
[Premiums Received $(15,378)]			(2,994)

Total Investments – 100.3%
(Cost $12,463,393)			14,707,135
Liabilities in Excess of Other Assets – (0.3%)			(44,763)
Net Assets – 100.0%			$14,662,372

ETF - Exchange Traded Fund

**	Less than 0.05%.
(a)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,701,166 as of September 30, 2019.
(b)	Rate shown reflects the 7-day yield as of September 30, 2019.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,387,968	$–	$–	$13,387,968
Purchased Put Option	28,474	–	–	28,474
Money Market Fund	1,293,687	–	–	1,293,687
Total	$14,710,129	$–	$–	$14,710,129

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$(2,994)	$–	$–	$(2,994)
Total	$(2,994)	$–	$–	$(2,994)

SUMMARY OF SCHEDULE OF INVESTMENTS
% of
Net Assets
Debt Fund	18.4%
Equity Fund	72.9
Purchased Put Option	0.2
Written Call Option	(0.0)**
Money Market Fund	8.8
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

**	Less than 0.05%.